EXHIBIT 32.1

FIRST HARTFORD CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of First Hartford Corporation (the “Company”) on Form 10-Q for the period ended July 31, 2014 (the “Report”), I, Neil H. Ellis, President and Chief Executive Officer of the Company and I, Stuart I. Greenwald, Treasurer and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Neil H. Ellis

     Neil H. Ellis

     President and Chief Executive Officer

Date:  December 10, 2014

/s/ Stuart I. Greenwald

     Stuart I. Greenwald

     Treasurer and Chief Financial Officer

Date:  December 10, 2014